SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):   September 15, 2010

J.B. HUNT TRANSPORT SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(STATE OR OTHER JURISDICTION OF	Commission File Number	(IRS EMPLOYER
INCORPORATION OR ORGANIZATION		IDENTIFICATION NO.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ }	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ }	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ }	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ }	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On September 15, 2010, J.B. Hunt Transport Services, Inc. (the “Company”) and J.B. Hunt Transport, Inc. (“Transport”), as guarantor, entered into an underwriting agreement (the “Agreement”) with Deutsche Bank Securities Inc. and Banc of America Securities LLC, as representatives of the several underwriters, for the issuance and sale by the Company of $250 million in aggregate principal amount of its 3.375% Notes due 2015 (the “Notes”).  The Company registered the offering and sale of the Notes under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3ASR (File No. 333-169365).  A copy of the Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K.

The Notes were issued on September 20, 2010 pursuant to the Indenture, dated as of September 20, 2010 (the “Base Indenture”), among the Company, Transport and U.S. Bank National Association, as Trustee (the “Trustee”), and supplemented by the First Supplemental Indenture, dated as of September 20, 2010 (the “Supplemental Indenture”), among the Company, Transport and the Trustee.  The Base Indenture and Supplemental Indenture provide, among other things, that the Notes will be unsecured obligations of the Company and will rank equally with all of the Company’s existing and future senior unsecured debt. Interest is payable on the Notes on March 15 and September 15 of each year, beginning on March 15, 2011.  The Notes will mature on September 15, 2015.  The Company may redeem for cash some or all of the Notes at the redemption price set forth in the Supplemental Indenture.

The terms of the Base Indenture and Supplemental Indenture, among other things, may limit the ability of the Company to incur additional debt secured by liens; engage in sale and leaseback transactions; and merge or consolidate with, or transfer all or substantially all of its assets to, another entity.  The Base Indenture and Supplemental Indenture provide for customary events of default.  Copies of the Base Indenture and the Supplemental Indenture are incorporated by reference or attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.  The descriptions of the material terms of the Base Indenture, Supplemental Indenture and Notes are qualified in their entirety by reference to such exhibits.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

1.1
Underwriting Agreement, dated as of September 15, 2010, among the Company, Transport, as guarantor, and Deutsche Bank Securities Inc. and Banc of America Securities LLC, as representatives of the several underwriters named therein

4.1
Indenture, dated as of September 20, 2010, among the Company, Transport, as guarantor, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form S-3ASR filed on September 14, 2010)

4.2	First Supplemental Indenture, dated as of September 20, 2010, among the Company, Transport, as guarantor, and U.S. Bank National Association, as Trustee

4.3	Form of note for 3.375% Notes due 2015 (set forth as Exhibit A to the First Supplemental Indenture attached as Exhibit 4.2 hereto)

5.1	Opinion of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C.

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C. (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Lowell, Arkansas, on the 21st day of September 2010.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:      /s/ Kirk Thompson
Kirk Thompson
President and Chief Executive Officer

BY:      /s/ David G. Mee
David G. Mee
Executive Vice President, Finance and
Administration,
Chief Financial Officer

BY:      /s/ Donald G. Cope
Donald G. Cope
Senior Vice President, Controller,
Chief Accounting Officer